Exhibit 99.1

September 2019 IP I Media I Consumer NASDAQ: EDNT

Forward Looking Statements The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities . Securities will be offered only to designated potential investors by means of definitive offering materials, which will contain important information regarding Edison Nation, Inc . and any such offering, including a description of important risk factors which every prospective investor should consider . This presentation may include “forward - looking statements . ” To the extent that the information in this presentation discusses financial projections, information, or expectations about Edison Nation, Inc . ’s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward - looking . Such forward - looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes . ” Although Edison Nation, Inc . believes that the expectations reflected in these forward - looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward - looking statements . Forward - looking statements speak only as of the date of the document in which they are contained, and Edison Nation, Inc . does not undertake any duty to update any forward - looking statements or any other information in this presentation, except as may be required by law . You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause Edison Nation, Inc . 's results to differ materially from those expressed in forward - looking statements . These factors include Edison Nation, Inc . 's competitive environment, its executive team, economic and other conditions in the markets in which Edison Nation, Inc . proposes to operate, governmental regulation of Edison Nation, Inc . 's proposed products and services, as well as the markets in which we propose to operate, uncertainties inherent in development of a new business model and testing the model, our further financing needs, and our ability to grow and manage our growth efficiently . Statements made in this presentation have not been fully evaluated or reviewed in any way by the United States Securities Exchange Commission, or any other similar government agency or regulatory body . The statements in this presentation are for educational, informational purposes only and not intended for consumers or vendors . This presentation contains estimates and projections regarding market and industry data (including competitive position) that were obtained from internal company surveys as well as third - party sources such as market research, consultant surveys, publicly available information, and industry publications and surveys . Third party industry publications, studies, and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data . While the Company reasonably believes that each of these publications, studies, and surveys has been prepared by a reputable source, neither the Company, nor any connected persons of the Company, or their respective agents, employees, or advisers has independently verified the data contained therein . Market and industry data are subject to change due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process, and other limitations and uncertainties inherent in any statistical survey, interpretation or presentation of market and industry data, and management's estimates and projections . In addition, projections are often wrong . As a result, you should be aware that market and industry data set forth herein, and estimates, projections and beliefs are ( i ) based on such data and (ii) relating to certain financial and performance metrics presented herein, may not be reliable . We have not independently verified any of the data from third - party sources or ascertained the underlying economic assumptions relied upon therein ; accordingly we cannot guarantee the accuracy or completeness of any such data . Similarly, internal surveys, which we believe to be reliable, are based upon management's knowledge of the industry as of the date of such surveys and have not been verified by any independent sources and are subject to change . As a result, we cannot guarantee the accuracy or completeness of any such information . Use of Projections and Management Estimates This presentation contains financial forecasts and management estimates with respect to Edison Nation, Inc . ’s projected revenues and Adjusted EBITDA, among other financial projections and estimates . Edison Nation, Inc . ’s independent registered public accounting firm, or its subsidiaries, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections and estimates should not be relied upon as being necessarily indicative of future results . In this presentation, certain of the above - mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Edison Nation, Inc . , or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Use of Non - GAAP Financial Measures This presentation includes non - GAAP financial measures, including Adjusted EBITDA . Edison Nation, Inc . defines Adjusted EBITDA as EBITDA, further adjusted to eliminate the impact of certain non - recurring items and other items that we do not consider in our evaluation of our ongoing operating performance from period to period .. Reconciliation of these measures to the nearest comparable GAAP measures can be found elsewhere in this presentation . Except as otherwise noted, all references herein to full - year periods refer to Edison Nation, Inc . ’s fiscal year, which ends on December 31 . Edison, Nation, Inc . believes that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the company’s financial condition and results of operations . Edison Nation, Inc . ’s management sometimes uses these non - GAAP measures to compare the company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes . Edison Nation’ Inc . ’s management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . We have not reconciled the non - GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items, such as provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted without unreasonable efforts . You should review Edison Nation, Inc . ’s, financial statements, which will be included in Edison Nation, Inc . ’s periodic filings with the SEC, and not rely on any single financial measure to evaluate Edison Nation, Inc . ’s business . Other companies may calculate Adjusted EBITDA and other non - GAAP measures differently, and therefore Edison Nation, Inc . ’s Adjusted EBITDA and other non - GAAP measures may not be directly comparable to similarly titled measures of other companies . © 2019 , Edison Nation, Inc . All rights reserved . Market and Industry Data 2 Disclaimers

Edison Nation , Inc. - An Innovation Ecosystem 3 Edison Nation Everyday Edisons • Everyday Edisons TV Show • Everyday Edisons Academy: e - Learning Platform • Inventor Facing Media Properties • Edison Nation Innovation Platform • B2B Enterprise Solutions • IP Licensing Opportunities • New Product Launches © 2019 , Edison Nation, Inc . All rights reserved . (Media) (Consumer Products)

Company Timeline & Developments

Edison Nation NASDAQ IPO raising $5.6 million

Acquisition of Cloud B, Inc
cloudb.com


911
HELP
NOW

Brand Launches:
Goodie Gusher, Pirasta, 911 Help Now & SmarterSpecs



Partnership with 4Keeps Roses:
Hand cut roses capable of lasting 2 years sold in 3,000 locations in U.S and Canada.
4Keepsroses.com

April '18 | September '18 | October '18 | January '19 | June '19 | July '19 | August '19 | February '20

Acquisition of Edison Nation, LLC

One Company' initiative running acquired businesses as cohesive unit

Design Challenge & Entrepreneur Partnership

Return of award winning television show, Everyday Edisons

© 2019, Edison Nation, Inc. All rights reserved.

4

Everyday Edisons – Media 5 Everyday Edisons is an inspirational reality TV show based on inventors and innovative product ideas New episodes anticipated p remier date is February 11, 20 20: Thomas Edison’s Birthday & National Inventor’s Day - 8 episode s season on leading SVOD International release to follow Originally aired on PBS, 2007 - 2012 Produced by Michael Cable 23 - T ime Emmy Award winn ing producer 2007 - 2012 NOW © 2019 , Edison Nation, Inc . All rights reserved . The Return of 2 - Time Emmy Award Winning Show

Everyday Edisons – Media 6 • Inventor centric master classes • Promote stickiness of Edison Nation platform • Establish a top of funnel Edison community driver • Ongoing resource for invention incubation • Monthly recurring subscription revenue • Global e - Learning market to eclipse $300bn by 2025 © 2019 , Edison Nation, Inc . All rights reserved . Launching e - Learning Platform

Edison Nation – Consumer Products 7 • Organic community of 200,000+ • Community of inventor “ninjas” • Edison community submits invention ideas • Edison Nation controls submitted IP • Commercialize or license selected inventions © 2019 , Edison Nation, Inc . All rights reserved . Innovation Platform

8 Idea Funnel Idea submission received Pre - screen to determine licensing potential Initial Review & Patent Search Product submitted to licensing and DTC teams Product Manufactured/ Licensed Edison’s proprietary algorithms are its secret sauce to selecting winning ideas Product funded, prototyped, manufactured Launch through DTC channels or license to Edison partners Daily submissions of ideas 6 Product Launches Per Quarter © 2019 , Edison Nation, Inc . All rights reserved . Edison Nation – Consumer Products

Go - to - Market 9 Licensing • Selected ideas from Edison’s Innovation Platform presented to brand partners for licensing • Innovation searches conducted on brand’s behalf through Edison Nation Consumer Products • Analysis conducted to gauge market interest and fundraise • Vertically integrated product development • Direct - to - consumer via e - Commerce • Distribute through retail partners Partnerships • Joint ventures leverage existing brand equity and Edison Nation’s resources © 2019 , Edison Nation, Inc . All rights reserved . Edison Nation – Consumer Products

Growth Strategy 10 Everyday Edisons Edison Nation • Advertising and sponsorships • SEO opportunities • Expansion of media properties • Ongoing innovation community value • e - Learning subscriptions • Five brand acquisitions per year • Six product launches per quarter • Increase in product submissions • Mobile app launch January, 2020 • Partnership and joint venture opportunities Properties drive each other © 2019 , Edison Nation, Inc . All rights reserved .

Vision 11 • Premier resource in innovation and inventing space • Go - to for both prospective inventors and market ready products • Everyday Edisons viewership >5mm • Everyday Edisons Academy users > 250k+ • Everyday Edisons Academy revenue >$ 2 mm • Edison Nation I nventor community > 1mm • Acquire five scalable brands per year • Launch of ten proprietary products per year • Sol + Salud , Ngenious Fun, Lily & Gray Living, Ecoquest , Trillion Trees, Cloud B, Pirasta , Best Party Concepts © 2019 , Edison Nation, Inc . All rights reserved .

12 Notable Edison Products 911 Help Now enables remote 9 - 1 - 1 calling in case of emergency Branded merchandise for Disney Parks Smarter Specs take aim at $177bn eyewear market Fresh picked roses capable of lasting 2 years sold in 3,000 locations in U.S and Canada. Reusable piñata concept carried in 600 Party City locations Ezy Dose Medi - Spout ease of pill consumption © 2019 , Edison Nation, Inc . All rights reserved .

13 Select Partners and Customers © 2019 , Edison Nation, Inc . All rights reserved .

FINANCIAL REVIEW Our best ideas come from clerks and stock boys. - Sam Walton

15 Financials Year End 2018 2019 Q1 YOY Percentage Growth 2019 Q2 YOY Percentage Growth Revenue $16.5mm $5.74mm 68% $5.97mm 36% Gross Profit $5.07mm $1.8mm 63% $2.04mm 62% Adjusted EBITDA $ 0 . 1 mm ($.2mm) -- $.01mm -- Access complete financial data here • Market cap: $1 4 . 9 mm • Board and management own ≈ 50% of shares Q2 Press Release here © 2019 , Edison Nation, Inc . All rights reserved .

16 Scalable Operating Model Grow Inventor Community Expand Media Properties Increase Product Launch Frequency Omni - Channel Sales Growth Acquisition of Micro - Brands & Scalable Products © 2019 , Edison Nation, Inc . All rights reserved .

Key Personnel 17 Chairman & Chief Executive Officer Formerly: CEO - SRM Entertainment Group & F erguson Container Co - F ounder & President Mercer Staffing Founder of The Florio Group CFO - Cabot Marsh Corporation CHRISTOPHER B. FERGUSON President & Treasurer Formerly: President - Ferguson Container s KEVIN J. FERGUSON Chief Financial Officer Formerly: Controller - Edison Nation, Inc. Director of Financial Reporting - Avantor , Inc. BRETT VROMAN

September 2019 NASDAQ: EDNT Edison Nation, Inc. NASDAQ: EDNT 909 New Brunswick Avenue Alpha, NJ 08865 Investor Relations: Aimee Carroll Main: 215 - 543 - 3973 investors@edisonnation.com